EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 22, 2010, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.     Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1     Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Convertible Notes” means the 3.25% Senior Convertible Notes due 2016 issued by the Borrower pursuant to and in accordance with the terms of the Convertible Notes Indenture.

“Convertible Notes Call Options” means any call options or capped call options purchased by the Borrower from an Approved Counterparty relating to the Convertible Notes and pursuant to which the Borrower is entitled to receive an amount of cash or Equity Interests of the Borrower (or any combination of cash and such Equity Interests) upon conversions of Convertible Notes from time to time and/or at maturity of the Convertible Notes.

“Convertible Notes Indenture” means that certain Indenture dated as of November 23, 2010, by and between the Borrower, as issuer, and The Bank of New York Mellon, as trustee, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

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“Permitted Convertible Notes Swap Agreements” means each of the Convertible Notes Call Options and Convertible Notes Warrants, if any; provided that the aggregate premium payable by the Borrower in connection with the purchase of all such Convertible Notes Call Options, less the aggregate premium received by the Borrower in connection with the issuance of all such Convertible Notes Warrants, if any, shall not exceed $20,000,000.

“Convertible Notes Warrants” means any warrants to purchase Equity Interests of the Borrower issued to an Approved Counterparty substantially contemporaneously with the purchase by the Borrower of Convertible Notes Call Options from such Approved Counterparty.

1.2     Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) the occurrence of a “Change of Control” or “Fundamental Change” (as each such term is defined in the Indenture) or any other similar event, however denominated, under any Indenture.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business that are not past due), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of
Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; provided that Indebtedness of the Borrower shall not include any obligations of the Borrower pursuant to any Permitted Convertible Notes Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indenture” means (a) the Original Senior Notes Indenture, (b) the Convertible Notes Indenture and (b) any indenture by and among any Credit Party, as issuer, and a trustee, pursuant to which any Senior Notes are issued, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

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“Senior Notes” means (a) the Original Senior Notes, (b) the Convertible Notes and (c) any other senior, senior subordinated or senior convertible notes issued by the Borrower pursuant to and in accordance with the terms of the Indenture; provided that (a) the terms of such Senior Notes do not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is six months after the Maturity Date (except for any offer to redeem such Senior Notes required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the Indenture), (b) such Senior Notes are unsecured, (c) the non-default interest rate on the outstanding principal balance of such notes does not exceed the prevailing market rate then in effect for similarly situated credits at the time such notes are issued, (d) no Subsidiary of the Borrower is required to Guarantee the Indebtedness evidenced by such Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, (e) the covenant, default and remedy provisions of such Senior Notes are not materially more onerous to the Borrower and its Subsidiaries than those imposed by the Original Senior Notes, (f) the mandatory prepayment, repurchase and redemption provisions of such Senior Notes are not materially more onerous to the Borrower and its Subsidiaries than those imposed by the Original Senior Notes and (g) with respect to any senior subordinated notes, such notes are expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and the Majority Lenders.

1.3     Mortgages and Other Security. The last sentence of Section 6.09 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Within 50 days after the Effective Date (or such longer time as acceptable to the Administrative Agent in its sole discretion), the Borrower agrees to execute and deliver, or cause to be executed and delivered, such amendments to, or amendment and restatements of, the Mortgages, in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require in connection with the Transactions.

1.4     Swap Agreements. Section 6.11 of the Credit Agreement shall be and it hereby is amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing, in no event shall this Section 6.11 apply to any Permitted Convertible Notes Swap Agreement.

1.5     Investments, Loans, Advances, Guarantees and Acquisitions. Section 7.04 of the Credit Agreement shall be and it hereby is amended by (i) deleting the word “and” at the end of clause (k) thereof, (ii) deleting the period at the end of clause (l) thereof and inserting the punctuation and word “; and” in lieu thereof, and (iii) adding a new clause (m) to read as follows:

(m)     investments consisting of Permitted Convertible Notes Swap Agreements.

1.6     Swap Agreements. The lead-in phrase to Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated to read as follows:

The Borrower will not, nor will the Borrower permit any of its Restricted Subsidiaries or any Sponsored Partnership to, enter into any Swap Agreement, except (x) the Existing Swap Agreements, (y) the Permitted Convertible Notes Swap Agreements and (z) Swap Agreements entered into with an Approved Counterparty in the ordinary course of business and not for speculative purposes to:

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1.7     Swap Agreements. Clause (a) of Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a)     hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower, any Restricted Subsidiary or any Sponsored Partnership has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that at the time the Borrower (whether on its own behalf or on behalf of any Sponsored Partnership), any Restricted Subsidiary or any Sponsored Partnership enters into any such Swap Agreement, such Swap Agreement (x) does not have a term greater than sixty (60) months from the date such Swap Agreement is entered into, and (y) when aggregated with all other Swap Agreements then in effect would not cause the aggregate notional volume per month for each of Crude Oil and Natural Gas, calculated separately, under all Swap Agreements then in effect (other than Excluded Hedges) to exceed, as of the date such Swap Agreement is executed, (A) for any month during the first two years of the forthcoming five year period, (i) eighty percent (80%) of the “forecasted production from total proved reserves” (as defined below) of the Borrower, the Restricted Subsidiaries, and the Sponsored Partnerships, taken as a whole or (ii) eighty percent (80%) of the “forecasted production from total proved reserves” of the Borrower and the Restricted Subsidiaries (including the Attributed Interests), and (B) for any month during the last three years of the forthcoming five year period, (i) eighty percent (80%) of the “forecasted production from proved producing reserves” (as defined below) of the Borrower, the Restricted Subsidiaries, and the Sponsored Partnerships, taken as a whole or (ii) eighty percent (80%) of the “forecasted production from proved producing reserves” of the Borrower and the Restricted Subsidiaries (including the Attributed Interests); provided, further, that so long as the Borrower and the Restricted Subsidiaries properly identify and consistently report such hedges on the reports delivered pursuant to Section 6.01(i), the Borrower may utilize crude oil hedges as a substitute for hedging natural gas liquids; and

1.8     Restricted Payments. Section 7.06 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.06. Restricted Payments. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $10,000,000 in any fiscal year, (c) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor, (d) the Borrower may make payments of cash in lieu of fractional Equity Interests of the Borrower in connection with the conversion of the Convertible Notes; provided that the aggregate amount of cash paid by the Borrower in lieu of any such fractional Equity Interests shall not exceed $2,000,000, (e) the Borrower may make a one-time payment of the premium for the Convertible Notes Call Options; provided that the net amount paid by the Borrower in respect of such Convertible Notes Call Options, after taking into account the aggregate premium received by the Borrower in respect of any Convertible Notes Warrants issued by the Borrower substantially contemporaneously with such Convertible Notes Call Options, does not exceed $20,000,000, (f) the Borrower may make any payment in Equity Interests of the Borrower in settlement of any Convertible Notes Warrants or in satisfaction of any obligation of the Borrower in connection with the termination, cancellation or early unwind of any Convertible Notes Warrants, (g) the Borrower may make any other payment in satisfaction of any obligation of the Borrower in connection with the termination, cancellation or early unwind of any Convertible Notes Warrants, but only to the extent that such payment is less than or equal to the amount of any

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substantially concurrent payment or payments received by the Borrower in connection with the termination, cancellation or early unwind of any Convertible Notes Call Options, and (h) the Borrower may retire, redeem, defease, repurchase or prepay the Convertible Notes to the extent expressly permitted under Section 7.13.

1.9     Disqualified Stock. Section 7.09 of the Credit Agreement shall be and it hereby is amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing, in no event shall this Section 7.09 apply to any Permitted Convertible Notes Swap Agreement.

1.10     Senior Notes Restrictions. Section 7.13 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.13. Senior Notes Restrictions. The Borrower will not, nor will it permit any Restricted Subsidiary to, except for regularly scheduled payments of interest required under the Senior Notes and the conversion of the Convertible Notes into Equity Interests of the Borrower, directly or indirectly, retire, redeem, defease, repurchase or prepay prior to the scheduled due date thereof any part of the principal of, or interest on, the Senior Notes (or any Permitted Refinancing thereof); provided that (w) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase or prepay the Senior Notes with the proceeds of any Permitted Refinancing permitted pursuant to 7.01(h), (x) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase, settle or prepay the Convertible Notes upon the conversion of such Convertible Notes; provided that immediately after giving effect to any such retirement, redemption, defeasance, repurchase, settlement or prepayment, the Aggregate Commitment exceeds the Aggregate Credit Exposure by at least the greater of (1) $115,000,000 or (2) an amount equal to or greater than 30% of the Aggregate Commitment, (y) the Borrower may make payments of cash in lieu of fractional Equity Interests of the Borrower upon the conversion of the Senior Notes to the extent permitted under Section 7.06(d), and (z) the Borrower may retire, redeem, defease, repurchase, settle or prepay the Convertible Notes upon the conversion of such Convertible Notes with any cash proceeds received by the Borrower from an Approved Counterparty pursuant to any Convertible Notes Call Options. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Notes Documents the effect of which is to (a) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Notes Documents), (b) change or add any event of default or any covenant with respect to the Senior Notes Documents if the effect of such change or addition is to cause any one or more of the Senior Notes Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Notes Documents were prior to such change or addition, (c) change the dates upon which payments of principal or interest on the Senior Notes are due, (d) change any redemption or prepayment provisions of the Senior Notes, (e) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, (f) grant any Liens in any assets of the Borrower or any of its Subsidiaries, or (g) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

1.11     Events of Default. Clause (g) of Article IX of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i)

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secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) Indebtedness that becomes due as a result of a change in law, tax regulation or accounting treatment so long as such Indebtedness is paid when due and (iii) any amount that becomes due or that may be caused to become due in connection with the termination, cancellation or early unwind of any Convertible Notes Warrants to the extent that the payment by the Borrower of such amount would constitute a Restricted Payment that is permitted pursuant to Section 7.06;

SECTION 2.     Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall each be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1     Execution and Delivery. Each Credit Party, the Majority Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

2.2     No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

2.3     Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

2.4     Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.     Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1     Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

3.2     Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party's corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

3.3    Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4     No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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SECTION 4.     Miscellaneous.

4.1     Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2     Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3     Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4     Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5     Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.6     Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PETROLEUM DEVELOPMENT CORPORATION

By: _______________________________________
Name: Gysle R. Shellum
Title: Chief Financial Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By: _______________________________________
Name: Darwin L. Stump
Title: Treasurer

UNIOIL

By: _______________________________________
Name: Darwin L. Stump
Title: President & Treasurer

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JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Issuing Bank and as a Lender

By:_______________________________________
Name: Ryan Fuessel
Title: Authorized Officer

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BNP PARIBAS,
as a Lender and as Syndication Agent

By:_______________________________________
Name:
Title:

By:_______________________________________
Name:
Title:

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BANK OF AMERICA, N.A., as a Lender
and as a Co-Documentation Agent

By:_______________________________________
Name:
Title:

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BANK OF MONTREAL, as a Lender
and as a Co-Documentation Agent

By: _______________________________________ Name:
Title:

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:_______________________________________
Name:
Title:

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COMPASS BANK, as a Lender

By:_______________________________________
Name:
Title:

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:_______________________________________
Name:
Title:

By:_______________________________________
Name:
Title:

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THE BANK OF NOVA SCOTIA, as a Lender

By:_______________________________________
Name:
Title:

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SCOTIABANC INC.,
as a Lender

By: _______________________________________ Name:
Title:

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WELLS FARGO BANK, N.A.,
as a Lender

By: _______________________________________ Name:
Title:

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BANK OF OKLAHOMA,
as a Lender
By: _______________________________________ Name:
Title:

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CAPITAL ONE, N.A.,
as a Lender

By: _______________________________________ Name:
Title:

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COMERICA BANK,
as a Lender

By: _______________________________________ Name:
Title:

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NATIXIS,
as a Lender

By: _______________________________________ Name:
Title:

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TEXAS CAPITAL BANK, N.A.,
as a Lender

By: _______________________________________ Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: _______________________________________ Name:
Title:

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